Exhibit No. 4
Form 8-K
CirTran Corporation
File No. 33-13674-LA

                         LEASE AGREEMENT

     THIS LEASE AGREEMENT is made and entered into this 2nd day of November, 1996 by and between I & R Properties, LLC, a Utah limited liability company (referred to herein as ("Lessor"), and Circuit Technology, Inc., a Utah corporation ("Lessee").

                            RECITALS:

     WHEREAS, Lessor is in the process of acquiring certain real property located at 4125 South 6000 West, Salt Lake City, Utah, as more particularly described in Exhibit "A" which is attached hereto and incorporated herein by reference, which Lessor intends to lease to commercial businesses (the "Property"); and

     WHEREAS, once acquisition of the Property is completed Lessee desires to lease the Property, for use in Lessee's business manufacturing and producing circuitry and technology related products, and various other products and services related thereto (the "Business"), and Lessor desires to lease the Property to Lessee for use in the Business, all on the terms and conditions set forth herein.

                            AGREEMENT

     NOW, THEREFORE, in consideration of the recitals above and the mutual covenants, promises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.   Lease of the Property.   Lessor leases to Lessee, and
Lessee leases, hires and takes as tenant from Lessor, the Property, with the improvements which currently are situated on the Property, or may be constructed buy Lessor hereafter, for Lessee's use in its Business, together, as appurtenant to the Property, with the right to use in common, subject to reasonable rules of general applicability to tenants of the Property from time to time made by Lessor and of which Lessee is given notice, any common areas, including parking spaces, courtyards, and common walkways and driveways (if any) necessary and appropriate for use of the Property under this Lease Agreement (the "Common Areas"). In this connection, Lessee hereby agrees that Lessor shall have the right, for the purposes of accommodating other tenants of the Property (if any), to increase or decrease the configuration and dimensions or to otherwise alter the Common Areas, so long as Lessee's use thereof, or of the Property, is not unreasonably restricted thereby.

     2.   Term of Lease; Extended Term; Holdover Tenancy.

     (a) No rent shall be payable by Lessee until acquisition of the Property has been completed by Lessor, and the Property is reasonably available for occupancy by Lessee, which

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shall not be later than December 1st, 1996 (the "Rent
Commencement Date"). On Lessor's request, Lessor and Lessee shall execute a written acknowledgement of the Rent Commencement Date in the form of the attached Exhibit "C", which acknowledgement shall be deemed to be a part of this Lease. The lease shall terminate on the 10th anniversary of the Rent Commencement Date (the "Term"). Lessor hereby grants Lessee an option to renew the Lease for Two (2) additional Ten (10) year terms (each an "Extended Term" and collectively the "Extended Terms") on the same conditions set forth herein, but with such adjustments in rent as are set forth in Paragraph 3, below, upon the giving of written notice to Lessor not more than twelve (12) months or less than three (3) months prior to the expiration of the Term or an Extended Term, as appropriate.

     (b) Lessee shall indemnify, defend and hold harmless Lessor from and against all claims, liabilities and expenses, including attorneys' fees, resulting from delay be Lessee in surrendering the Property in accordance with the provisions of this Lease. If Lessee remains in possession of the Property or any part of the Property after the expiration of the Term or any Extended Term or sooner termination of this Lease with the acquiescence or consent of Lessor, such occupancy shall be a tenancy from month to month at a rental (and not as a penalty) in the amount of two hundred percent (200%) of the last monthly rental, plus all other charges payable under this Lease, and on all of the terms of this Lease applicable to a month to month tenancy.

     3. Rent; Payment of Rent. Lessee agrees to pay to Lessor, without abatement, deduction, offset, prior notice or demand, at the address specified for notices under this Lease Agreement below (or at such other place as Lessor may, from time to time, designate in writing, in lawful money of the United States, as rent for the Property and for the rights and privileges granted Lessee under this Lease Agreement, payable on the first day of each calendar month during the Term (and to be pro rated for any partial month), rent as follows: the rent during the initial Term of the Lease shall be Fifteen Thousand Nine Hundred Seventy Four Dollars ($15,974.00) per month. If Lessee exercises its option to extend this Lease for any Extended Term following the Term, the monthly rent provided for above shall be increased by reasonable percent over the amount of monthly rent in effect as of the end of the Term or Extended monthly rent in effect as of the end of the Term or Extended Term, as appropriate, and otherwise shall be payable in the same manner provided for during the initial Term.

     4. Late Charges. All rental and other charges shall be paid by the Lessee on the due date as herein prescribed. In the event that the Lessee shall fail to pay said rental or any other charges within fifteen (15) days after the due date, a late charge equal to five percent (5%) of the delinquent amount may, at Lessor's option, be added to said rental or charge.

     5.   Use and Operation of Lessee's Business.

     (a) Use. Lessee agrees that it shall use the Property leased hereunder only in the operation of its Business, and other purposes reasonably related or incidental thereto, unless Lessee first obtains Lessor's prior written consent to some other wise, which consent shall not be unreasonably withheld or delayed.

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     (b)  Covenant of Continuous Operation.  Lessee shall open
the Property for business on or before the Rent Commencement Date. On and after such date Lessee shall carry on business diligently and continuously at the Premise throughout the Term and any Extended term and shall keep the Property open for business on all business days. If Lessee fails to carry on business each business day as required pursuant to this Paragraph 6(b), in addition to the monthly rent, for each day during which the Property are not open or during which the required hours are not maintained, Lessee shall pay an amount equal to fifty percent (50%) of the per diem monthly rent then payable under this Lease; provided, however, that the foregoing portion of this sentence shall not in any way limit Lessor's recovery for Lessee's failure to perform Lessee's obligations under this Lease. Lessee shall not use or permit the use of any portion of the Property for the conduct in or on the Property of any activity other than the Business, or of warehouse and stock within the Property and goods, wares or merchandise other than that which Lessee intends to offer for sale from the Premise as part of the Business.

     6.   Improvement, Installations, and Alterations;
Maintenance.

     (a) Lessor agrees that it shall cause the items identified on Exhibit "B" which is attached hereto and incorporated herein by reference to be completed in the manner provided for in such Exhibit "B", and that on and as of the Rent Commencement Date the Property shall be in good condition. Except for the items identified in Exhibit "B" hereto, Lessee hereby agrees that it shall be solely responsible for, and shall be entitled to make (without any further consent from Lessor), the alterations, improvements and/or renovations of the Property necessary or desirable in order to make the Property suitable and in accordance with Lessee's plans for the intended use of the Property. Lessee may not make any other alterations, improvements or additions to the Property without first obtaining Lessor's written consent, which consent shall not be unreasonably withheld or delayed, and delivering to the Lessor the plans and specifications for said alterations, improvements or additions. All improvements, renovations, repairs, alterations or additions to the Property shall (a) equal or exceed the then-current standard for the Property and utilize only new and first-grade materials; (b) be in conformity with all applicable governmental and quasi-governmental laws, ordinances, regulations and requirements, and be made after obtaining any required permits and licenses; (c) be made after Lessee has provided to Lessor such indemnification or bonds, including, without limitation, a performance and completion bond, in such form and amount as may be satisfactory to Lessor, to protect against claims and liens for labor performed and material furnished, and to insure the completion of any change, addition or improvement; (d) be carried out by persons approved in writing by Lessor, which approval shall now be unreasonably withheld or delayed, which persons may be required by Lessor to deliver to Lessor before commencement of their work proof of such insurance coverage as Lessor may require, with Lessor named as an additional insured; and (e) be done only at such time and in such manner as Lessor may reasonably specify. Lessee may remove all trade fixtures and improvements, to the extent the same do not become permanently affixed to or a part of the structure on the Property, at the end of the Term or any Extended Term; provided, that Lessee shall repair any damage caused by such removal.

     (b) Unless, and only to the extent, that any such repairs and maintenance are caused by the neglect or fault of Lessee, Lessor, at its sole cost and expense, shall maintain, in good condition, the structural parts and components of the building and other improvements that are a

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 part of the Property, which structural parts and components shall include the foundations, roof, and bearing and exterior walls (excluding glass and doors). Lessor warrants and represents that, as of the Rent Commencement Date, all of the above, as well the heating systems, all unexposed electrical, plumbing, and sewage systems, including, without limitation, those portions of the system lying outside the Property, the window frames, gutters, and downspouts, and the parking area on the Property, are or shall be in good repair and working order and suitable for Lessee's operation of the Business on the Property.

     Except as provided above, Lessee, at its cost and expense, shall maintain, in good condition, the Property, reasonable wear and tear excepted, and shall be reasonable for Lessee's proportionate share of appropriate Common Area expenses (if any), as provided in Paragraph 9, below.

     7. Access; Rules; Reserved Rights to Common Areas. Lessor shall have the right to gain access to the Property for inspection, maintenance and repair during normal business hours. Lessee shall at all times be able to gain reasonable access to and cause of the Property, and any repairs or maintenance performed on the Property by Lessor or at its direction shall be conducted in a way so as to assure, as reasonably as possible, Lessee's access to the Property and its ability to conduct its Business without undue interruption or interference.

      Lessor has not yet established rules and regulations governing the Property and the use of its Common Areas (if any), and other related matters, but if such Common Areas exist Lessor may do so in the future. Lessee shall faithfully observe and comply with any such rules established by Lessor, and Lessor may from time to time amend, modify or make additions to or deletions from such rules. Such amendments, modifications, additions and deletions shall be effective on notice to Lessee. On any breach of any of such rules, Lessor may exercise any or all of the remedies provided in this Lease on a default by Lessee under this Lease and may, in addition, exercise any remedies available at law or in equity including the right to enjoin any breach of such rules. Lessor shall not be responsible to Lessee for the failure by any other tenant or person to observe such rules.

     The parties understand and agree that Lessor, so long as the same do not violate any of the specific terms or conditions of this lease, reserves the right, at any time or from time to time, to : (a) as indicated above, establish reasonable rules and regulations for the use of the Common Areas (including, without limitation, the delivery of goods and the disposal of trash); (b) use or permit the use of the Common Areas by persons to whom Lessor may grant or may have granted such rights in such manner as Lessor may from time to time designate; (c) close all or any portion of the Common Areas to make repairs or changes to, to prevent a dedication of, to prevent the accrual of any rights of any person or the public in , or to discourage noncustomer use of or parking on, the Common Areas; (d) construct additional buildings in, or expand existing buildings into, the Common Areas and to change the layout of the Common Areas, including, without limitation enlarging or reducing the shape and size of the Common Areas, whether by the addition of buildings, other improvements or any other manner; (e) enter into operating agreements relating to the Common Areas with persons selected by Lessor; and (f) do such other acts in and to the Common Areas as in Lessor's judgment may be desirable. If the Common Areas are diminished, Lessor shall not be subject to any liability, Lessee shall not be

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  entitled  to  any compensation or diminution of rent  and  such diminishment shall not be deemed to be an actual or constructive eviction.

      8. Freedom From Liability; Lessee's Insurance; Indemnity. At all times during the term of the Lease, Lessor shall maintain on the building and other improvements that are part of the Property a policy of standard fire and extended coverage insurance for the full replacement value thereof. Lessee shall pay Lessor Lessee's proportionate share of the cost of the premium thereof. Lessor and Lessee agree to provide insurance for their own protection covering loss to all properties brought on the premises.

      Lessee agrees to maintain comprehensive liability insurance for bodily injuries or property damage in a minimum of $100,000 per occurrence for property damage and $500,000 per person and $1,000,000 aggregate for bodily injury for accidents arising out of Lessee's operations at the premises. A certificate of such insurance shall be delivered to Lessor prior to the Rent Commencement Date, and Lessor shall be named in the policies as an additional insured. The certificate shall also contain provision for ten (10) day notice to Lessor prior to cancellation, reduction in coverage, or other material change in policy.

      Lessee shall indemnify, defend and hold harmless Lessor and Lessor's employees and agents from and against all demands, claims, causes of action, judgements, losses, damages (including consequential damages), liabilities, fines, penalties, costs and expenses, including attorneys' fees, arising from the occupancy or use of the Property by lessee, any hazardous substances, hazardous wastes, pollutants or contaminants deposited, released or stored by Lessee on the Property, the conduct of Lessee's Business in the Property, any act or omission done, permitted or suffered by lessee on the Property, any default or nonperformance by Lessee under this Lease, any injury or \damage to the person, property or business of Lessee or any litigation commenced by or against Lessee to which Lessor is made a party without fault on the part of Lessor. If any action or proceeding is brought against Lessor, Lessor's employees or Lessor's agents by reason of any such claim, Lessee, upon notice from Lessor, shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor. The provisions of this paragraph of Paragraph 9 shall survive the expiration of the Term or any Extended Term or sooner termination of this Lease.

     9.   Operating Expenses, etc.

      (a) In addition to the monthly rent payable hereunder, Lessee covenants to pay to Lessor without abatement, deduction, offset, prior notice (except as provided in this Paragraph 9) or demand Lessee's shares of any and all "Operating Expenses" incurred by Lessor with respect to the building where the
Property is located. Lessee's payment of its share of such Operating Expenses shall be made in lawful money of the United States at such place as Lessor may designate, in accordance with the provisions of this Paragraph 9, within ten (10) days of the date Lessor submits to Lessee a statement for such Operating Expenses for any prior period. Prior to each year after the Rent Commencement Date, if reasonably practicable, lessor shall furnish Lessee with a written statement showing in reasonable detail the computation of lessee's estimated share of Operating Expenses for the coming year.

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       (b)    "Operating   Expenses"  means,  collectively,   all
reasonable costs, expenses and fees incurred or payable by Lessor in connection with this Lease and the ownership, operation, management, maintenance and repair of the Property, determined in accordance with the reasonable accounting procedures and business practices customarily employed by Lessor, including, without limitation, the following costs, expenses and fees: real and personal property taxes and assessments (and any tax levied in whole or in part in lieu of or in addition to such taxes and assessments); assessments levied by any owners association, master parcel owner or other person under a common maintenance
regime;   removal   of  snow,  ice,  trash  and   other   refuse;
landscaping, cleaning, janitorial, parking and security services,
fire   protection;  common  utilities;  supplies  and  materials;
insurance;   licenses,   permits  and  inspection,   advertising;
marketing;    reasonable    management    services;    reasonable
administrative  services, including, without  limitation,  legal,
consulting   and   accounting  services;  labor  and   personnel;
reasonable   reserves  for  Operating  Expenses;  rental   or   a
reasonable allowance for depreciation of personal property; improvements to and maintenance and repair of the Common Areas of the Property and all equipment used on the Property; and that part of reasonable office rent or the rental value of space in
the  Property.   All Operating Expenses shall be computed  on  an
annual basis. Lessee shall have sole responsibility for an shall pay when due all taxes, assessments, charges and fees levied by any governmental or quasi-governmental authority on Lessee's use of the Property or any leasehold improvements, personal property or fixtures kept or installed in the Property by Lessee, and other tenants of the Property shall have the same responsibility
for  their  portion  premises.   If  any  of  Lessee's  leasehold
improvements, personal property or fixtures are assessed and taxed with the Property, Lessee shall, within ten (10) days after delivery to Lessee of a written statement setting forth the amount of taxes applicable to Lessee's leasehold improvements, personal property or fixtures, pay such amount to Lessor.

      10. Notices. Any notices required to be given under this Lease Agreement shall be deemed to be given when sent by certified or registered U.S. mail to the parties at the following addresses:

     Lessor:   I & R Properties, LLC
               4125 South 6000 West
               Salt Lake City, UT  84128

     Lessee:   Circuit Technology, Inc.
               4125 South 6000 West
               Salt Lake City, UT  84128

      Either party may change its address for notices by giving notice to the other party as set forth above.

      11. Assignment and Sublease. Lessee shall not assign this Lease or sublet the Property or any portion thereof, or permit others to occupy it, without Lessor's prior written consent, which consent shall not be unreasonably withheld or delayed.

      12.   Estoppel Certificate.  Lessee shall, within five  (5)
days after Lessor's request, execute and deliver to Lessor an estoppel certificate in favor of Lessor and other persons as

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  Lessor  shall  request  setting forth  the  following:   (a)  a
ratification of this Lease; (b) the Rent Commencement Date and end of the Term or Extended Term; (c) that this Lease is in full
force   and   effect   and  has  not  been  assigned,   modified,
supplemented or amended (except by such writing signed by Lessor as shall be stated); (d) that all conditions under this Lease to
be   performed  by  Lessor  have  been  satisfied,  or,  in   the
alternative, those claimed by Lessee to be unsatisfied; (e) that no defenses or offsets exist against the enforcement of this Lease by Lessor, or, in the alternative, those claimed by Lessee;
(f) the amount of advance rent, if any (or none if such is the case), paid by Lessee; (g) the date to which rent has been paid;
(h) the amount of any security deposit; and (i) such other information as Lessor may request. Lessor's mortgage lenders and purchasers shall be entitled to rely on any estoppel certificate not returned within such five (5) day period, and Lessee shall be deemed to have admitted and confirmed to Lessor and Lessor's mortgage lenders and purchasers the information contained in such certificate, or in the alternative, at Lessor' selection, Lessor may execute the same on behalf of Lessee as Lessee's duly authorized attorney-in-fact. For such purpose, Lessee makes, constitutes and appoints Lessor as Lessee's true and lawful attorney to act for Lessee and in Lessee's name, place and stead and for Lessee's use and benefit. Such power of attorney shall be irrevocable and shall be deemed to be coupled with an interest.

      13. Signs and Advertising. Any and all signs or other advertising used by Lessee on the Property must first be submitted to and approved in writing by Lessor, which approval shall not be unreasonably withheld or delayed, and the Salt Lake City Planning and Zoning Commission.

     14. Delivery at End of Term. Lessee shall remove all food, merchandise and any fixtures belonging to it and deliver the Property to Lessor or its successors upon termination of this Lease Agreement without further demand or notice and in as good of order and repair as it is now or may hereafter be, reasonable wear and tear excepted.

      15. Abandonment of Property. Any abandonment of the Property by Lessee during the Term or Extended Term (if any) shall, at the election of Lessor, constitute Lessee's default under the terms of this Agreement, and no vacating or abandonment of the Property by Lessee shall constitute a termination of this Lease except upon the written consent of Lessor, except that Lessor shall take reasonable steps to obtain a replacement tenant for the Property and to otherwise mitigate its damages from such vacating and or abandonment of the Property by Lessee.

      16. Possession. Lessor warrants that he has good and marketable title to the Property, that the Property are suitable to and for the business, that Lessor will, at the beginning of tenancies, liens, encumbrances or similar restrictions on the tenancy granted to Lessee hereunder, which shall comply with all laws and ordinances applicable to the Property.

     17.  Default.

      (a) Lessee shall be in default hereunder if it should fail to make payment of the rent, or any other amount herein provided to be paid, or any part thereof, including but not limited to any amounts advanced by Lessor in accordance with this paragraph, and any such default shall

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  continue  for  period  of ten (10) days  after  written  notice thereof given by Lessor to the Lessee. Lessee also shall be in default hereunder if the Property or any part thereof shall be vacated or abandoned or if Lessee should fail to fulfill any of
the  other  covenants  and  conditions  herein  provided  to   be
performed by the Lessee within thirty (30) days of Lessor's written notice of the default to Lessee, or such longer period of time as may be reasonably necessary to cure the default if it is impossible or impracticable to cur the same within thirty (30) days, or if Lessee shall file a voluntary petition in bankruptcy or file any petition or institute any proceedings under any Insolvency or Bankruptcy Act or any amendment thereto hereafter made, seeking to effect its reorganization or a composition with its creditors, or if, in any proceedings based on the insolvency of Lessee or relating to bankruptcy proceedings, a receiver or trustee shall be appointed for Lessee or the Property, or if any proceedings shall be commenced for the reorganization of Lessee, or if the leasehold estate created hereby shall be taken on execution or by any process of law, or if Lessee shall admit in writing its inability to pay its obligations generally as they become due.

      Lessor shall be in default hereunder if it should fail to fulfill any of the covenants and conditions as herein provided by be performed by Lessor within thirty (30) days of Lessee's written notice of the default to Lessor, or such longer period of time as may be reasonably necessary to cure the default if it is impossible or impracticable to cure the same within thirty (30) days; provided, however, that if the nature of the problem presents a hazard or emergency, the Lessor shall perform its obligations immediately, or Lessor shall be in default hereunder.

     (b) In the event Lessee shall be in default hereunder and such default is not cured in the time and in accordance with the provisions above, without waiving or limiting any other right or remedy available to Lessor, Lessor may (a) perform in Lessee's stead any obligation that Lessee has failed to perform, and Lessor shall be reimbursed promptly for any cost incurred by Lessor with interest from the date of such expenditure until paid in full at the greater of the prime rate then charged by Key Bank of Utah (or any other bank or savings and loan association designated by Lessor), plus four percent (4%), or eighteen percent (18% per annum (the "Interest Rate"); (b) terminate Lessee's rights under this Lease by written notice; (c) reenter and take possession of the Property by any lawful means (with or without terminating this Lease); or (d) pursue any other remedy allowed by law. Lessee shall pay to Lessor the cost of reasonable renovation, remodeling and alteration of the Property, the amount of any commissions paid by Lessor in connection with such reletting and all other costs and damages arising out of Lessee's fault, including attorneys' fees and costs. Notwithstanding any termination or reentry, the liability of Lessee for the rent reserved in this Lease shall not be extinguished for the balance of the Term, and Lessee agrees to compensate Lessor on demand for any deficiency arising from reletting the Property at a lesser rent than applies under this Lease.

     In the event Lessor shall be in default hereunder and such default is not cured in the time and in accordance with the provisions above, in addition to any other rights and remedies which Lessee may be entitled to exercise as provided under the laws of the State of Utah, Lessee can perform the obligations and in the performance of Lessor's obligations. In addition, if the Lessor's failure of performance constitutes a constructive eviction of Lessee, or imposes upon Lessee an unacceptable degree of risk to which Lessee would not be subject but for lessor's

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failure to perform, then Lessee may terminate the Lease if Lessor should fail or refuse to cure the default within the time and in accordance with the provisions above.

     18. Premature Termination. Whether or not Lessee is then in default hereunder, Lessor and Lessee shall each have the right to terminate this Lease if the Property, or a sufficient part thereof so as to make the remaining part unsuitable for its intended purposes, are destroyed or materially damaged by fire or other casualty, or, subject to the provisions of Paragraph 19, below, all or any material part of the Property are taken by condemnation. The party terminating the Lease under this provision shall give the other party thirty (30) days notice of such termination.

     19. Condemnation. If part or the whole of the Property shall be taken or appropriated (or voluntarily sold or conveyed under threat thereof) for public or quasi-public use by right of eminent domain, such that the Property are unsuitable for the Lessee's Business, this Lease Agreement shall terminate on the date title passes to the condemnor or possession thereof by the condemnor is required, whichever first occurs, and all unearned rent shall be refunded to Lessee. If a partial taking does not render the Property unsuitable for Lessee's Business, then this Lease Agreement shall continue in full force and effect; the rent, however, shall be reduced proportionately as of the date title passes or possession is required, whichever first occurs, and Lessee shall promptly make such repairs and alterations to the property as may be necessary or appropriate to make the premises usable; provided that, if the cost and expense of any such alterations and repairs exceed One Thousand Dollars ($1,000.00), Lessee shall not be obligated to make any such repairs and alterations, but may terminate the Lease Agreement in accordance with paragraph 18, above. All compensation, damages, and other proceeds awarded or paid as a result of the taking the Property themselves shall belong to and be the property of Lessor, and Lessee waives and assigns to Lessor all claims to any such compensation, damages, and other proceeds; provided, however, that Lessee shall be entitled to any compensation, damages, and other proceeds awarded or paid as a result of its loss of its leasehold interest in the Property and for damages to its Business and for the taking or appropriation of Lessee's personal property. Any condemnation award by reason of a temporary taking of the Property or Lessee's rights therein or hereunder shall belong entirely to Lessee, and such taking shall not terminate this Lease Agreement, but, if in excess of any such condemnation award, shall give Lessee a right to abatement of rent hereunder.

     20. Expense of Enforcement. In the event either party hereto fails to perform any of its obligations hereunder or in the event a dispute arises concerning the meaning or interpretation of any provision of this Lease Agreement, the non-defaulting party or the party prevailing in such dispute shall be entitled to received from the other party the reasonable attorneys' fees, court costs and expenses incurred in by the non-defaulting or prevailing party in enforcing this Lease Agreement and/or pursuing any remedy available to it, whether or not formal legal proceedings are actually instituted.

     21.   Parties  Bound.   Subject  to  the  provisions  hereof
restricting assignment, and except as otherwise specifically provided herein, this Lease Agreement shall be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns.

     22. Time of Essence. Time is of the essence of this Agreement.

     23. Entire Agreement; cooperation in Other Matters. This Lease Agreement contains the entire agreement between the parties and all prior understandings and agreements between the parties, including the Letter Agreement, are hereby replaced by and merged into the Lease Agreement. This Lease Agreement may be changed or modified only by a writing executed by the party against whom enforcement thereof is sought. Each party agrees to execute and deliver all documents and to perform all further acts as may be reasonably necessary to carry out the provisions of this Lease Agreement.

     24. Force Majeure. If either Lessor or Lessee is delayed or hindered in or prevented from the performance of any act required under this Lease by reason of acts of God, strikes, lockouts, other labor troubles, inability to procure labor or materials, fire, accident, failure of power, restrictive governmental laws, ordinances, regulations or requirements of general applicability. Riots, civil commotion, insurrection, war or other reason not the fault of the party delayed, hindered or prevented and beyond the control of such party (financial inability excepted), performance for the action in question shall be excused for the period of delay and the period for the performance of such act shall be extended for he period equivalent to the period of such delay. The provisions of this paragraph shall not, however, operate to excuse Lessee from the prompt payment of rent or any other amounts required to be paid under this Lease.

     25. Subordination. This Lease shall be subordinate to the lien of any mortgage or trust deed or the trust deed or the lien resulting from any other method of financing or refinancing now or hereafter in force against the Property, or any portion thereof, or upon any buildings hereafter placed upon the land of which the Property are a part, and to any and all advances to be made under such mortgages, and all renewals, modifications, extensions, consolidations and replacements thereof. The aforesaid provisions shall be self-operative and not further instrument of subordination shall be required to evidence such subordination. Lessee covenants and agrees to execute and deliver, upon demand, such further instrument or instruments subordinating this Lease on the foregoing basis to the lien of any such mortgage of mortgages as shall be desired by Lessor and any mortgages or proposed mortgages.

     26. Authorization. Each individual executing this Lease does represent and warrant to each other so signing (and each other entity for which another person may be signing) that he has been duly authorized to deliver this Lease in the capacity and for the entity set forth where he signs.

     IN WITNESS WHEREOF the parties have executed this agreement as of the day and year first above written.

       LESSOR:                       I & R Properties, LLC
                                      By:  /s/ Iehab J. Hawatmeh,
       Manager

       LESSEE:                       Circuit Technology, Inc.
                                      By:  /s/ Iehab J. Hawatmeh,
       President

                              E-79
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